Prospectus Supplement March 2, 2020

For the following funds with prospectuses dated June 1, 2019 – November 1, 2019 (each as supplemented to date):

EuroPacific Growth Fund®
The Growth Fund of America®

1. The following is added after the seventh paragraph in the “Investment objective, strategies and risks” section of the EuroPacific Growth Fund prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

2. The following is added after the paragraph captioned “Liquidity risk” in the “Investment objective, strategies and risks” section of the EuroPacific Growth Fund prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

3. The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of The Growth Fund of America prospectus:

Andraz Razen, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Andraz has 22 years of experience in total (15 years with Capital Research and Management Company or affiliate). He has 2 years of experience in managing the fund and 8 years of prior experience as an investment analyst for the fund.

Effective June 1, 2020, James Terrile will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-398-0320P Printed in USA CGD/AFD/10039-S76278

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

Statement of Additional Information Supplement March 2, 2020

For the following funds with statements of additional information dated June 1, 2019 – November 1, 2019 (as supplemented to date):

EuroPacific Growth Fund®
The Growth Fund of America®

1. The first paragraph in the “Certain investment limitations and guidelines” section of the EuroPacific Growth Fund statement of additional information is amended to read as follows:

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

2. The following language is being added immediately following the paragraph captioned “Interfund borrowing and lending” in the “Description of certain securities, investment techniques and risks” section of the EuroPacific Growth Fund statement of additional information:

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

3. The first paragraph in the “Fund policies” section of the EuroPacific Growth Fund statement of additional information is amended to read as follows:

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

4. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of The Growth Fund of America statement of additional information is amended to read as follows. Except as noted below, footnotes to the table remain unchanged.

The following table reflects information as of August 31, 2019:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Christopher D. Buchbinder	Over $1,000,000	2	$103.6	3	$0.52	None
Mark L. Casey	Over $1,000,000	3	$243.2	3	$0.15	None
Barry S. Crosthwaite	Over $1,000,000	2	$160.8	5	$0.65	None
J. Blair Frank	Over $1,000,000	1	$33.4	1	$0.04	None
Joanna F. Jonsson	Over $1,000,000	19	$279.5	3	$5.55	None
Carl M. Kawaja	Over $1,000,000	3	$198.7	4	$6.30	None
Michael T. Kerr	Over $1,000,000	3	$273.4	3	$0.13	None
Donald D. O’Neal	Over $1,000,000	2	$128.4	3	$0.52	None
Anne-Marie Peterson	Over $1,000,000	1	$26.0	1	$0.04	None
Martin Romo	Over $1,000,000	1	$95.0	3	$0.52	None
Lawrence R. Solomon	Over $1,000,000	2	$74.4	3	$0.17	None
Alan J. Wilson	Over $1,000,000	3	$293.0	3	$0.14	None
Andraz Razen[4]	$100,001 - $500,000	3	$174.6	3	$6.97	None
[4]	Andraz Razen was disclosed as a portfolio manager of the fund on March 2, 2020.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-397-0320O CGD/10149-S76279